                                                                   Exhibit 23(b)

                  [Letterhead of Kerber, Eck & Braeckel, LLP]

                        CONSENT OF INDEPENDENT AUDITORS

     We  consent  to the  incorporation  by  reference  in  this  Post-Effective
Amendment No. 1 to Registration  Statement on Form S-8 of our report dated March
11, 2005 relating to the  consolidated  financials  statements  and schedules of
United Trust  Group,  Inc.,  which  appear in the Annual  Report on Form 10-K of
United Trust Group, Inc. for the year ended December 31, 2004.

                                                      KERBER, ECK & BRAECKEL LLP
                                                  /s/ KERBER, ECK & BRAECKEL LLP

Springfield, Illinois
June 29, 2005